SMITH BARNEY FUNDS, INC.
SHORT-TERM U.S. TREASURY SECURITIES PORTFOLIO
(the "Fund")

Supplement dated October 30, 1997
to the Prospectus dated April 30, 1997


The following information supersedes the information set forth in the Prospectus under "Prospectus Summary-EXCHANGE PRIVILEGE."

EXCHANGE PRIVILEGE Shares of a Class may be exchanged for shares of the same Class of certain other funds of the Smith Barney Mutual Funds at the respective net asset values next determined, plus any applicable sales charge differential. See "Exchange Privilege."


The following information supersedes the information set forth in the Prospectus in the first paragraph under "Exchange Privilege"

Except as otherwise noted below, shares of each Class may be exchanged for shares of the same Class in the following funds of the Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made and a sales charge differential may apply.

The following information supersedes the information set forth in the Prospectus under " Exchange Privilege-Class A and Class Y Exchanges."

Class A Exchanges. Class A shares of the Portfolio will be subject to the appropriate "sales charge differential" upon the exchange of such shares for Class A shares of another fund of the Smith Barney Mutual Funds sold with a sales charge. The "sales charge differential" is limited to a percentage rate no greater than the excess of the sales charge rate applicable to purchases of shares of the mutual fund being acquired in the exchange over the sales charge rate(s) actually paid on the mutual fund shares relinquished in the exchange and on any predecessor of those shares. For purposes of the exchange privilege, shares obtained through automatic reinvestment of dividends and capital gain distributions are treated as having paid the same sales charges applicable to the shares in which the dividends or distributions were paid; however, except in the case of the Smith Barney 401(k) Program and ExecChoice Programs, if no sales charge was imposed upon the initial purchase of shares, any shares obtained through automatic reinvestment will be subject to a sales charge differential upon exchange. Class A shares held in the Portfolio prior to November 7, 1994 that are subsequently exchanged for shares of other funds of the Smith Barney Mutual Funds will not be subject to a sales charge differential.

Class Y Exchanges. Class Y shareholders of the Portfolio who wish to exchange all or a portion of their Class Y shares for Class Y shares in any of the funds identified above may do so without imposition of any charge.




FD  01344      10/97
u:legal\funds\sbfi\misc\stusstkr.doc